EXHIBIT 99.1


January 21, 2004

Traded: NASDAQ

Symbol: AMNB

Contact:  Brad E. Schwartz - (434) 773-2242
          Senior Vice President/ Chief Financial Officer


           American National Bankshares Inc. Reports Financial Results


FOR IMMEDIATE RELEASE (Danville, Virginia) -- American National Bankshares Inc. (NASDAQ: AMNB) today reported record earnings for the year ending December 31, 2003. Diluted earnings per share rose to $1.65 from $1.62 in 2002, an increase of 1.9%, while basic earnings per share rose to $1.67 from $1.63 in 2002, an increase of 2.5%. Net income was $9,513,000, a slight increase from the $9,461,000 in 2002. For the fourth quarter of 2003, earnings were strong with net income of $2,466,000 and diluted and basic earnings per share of $0.43 and $0.44, respectively.


     "We are pleased to produce another year of positive earnings growth.
The year 2003 was challenging as interest rates hit lows not seen since the 1950's and economic growth remained sluggish. We worked diligently to ensure earnings in future periods would not be traded for short-term earnings gains in 2003, by conservatively positioning the balance sheet to maximize earnings when rates and markets return to more traditional levels", said Charles H. Majors, President and Chief Executive Officer. Mr. Majors added, "Our efficiency ratio remained at the enviable level of below 50% for the year, and we are proud of our increase in non-interest income. We are focused on containing the growth in non-performing loans, which are above their historical averages. We realize the recent implementation of new credit policies, underwriting guidelines, and credit quality review procedures has focused our management on better measuring our loan portfolio risks. Our commitment is to retain strong credit quality as we grow, and we believe our investment in the credit risk management area will pay strong dividends in the future and position the company for growth."


     Return on average equity (ROE) and return on average assets (ROA) were 13.52% and 1.52%, respectively for 2003, compared to 13.97% and 1.63%, respectively for 2002. The annualized return on average equity (ROE) for the fourth quarter of 2003 was 13.92% and the annualized return on average assets
(ROA) for the quarter was 1.54%.


     At December 31, 2003, total assets were $644.3 million, up $38.4 million or 6.3% from $605.9 million one year earlier. Deposit and retail repurchase accounts increased 7.7% in 2003 while loan growth remained flat. "While overall loan growth remained flat, we saw in-market growth in both our Martinsville and South Boston market areas" stated Charles H. Majors. "Unfortunately, we had significant pay downs in out-of-market participation loans which offset our progress in growing our loan portfolio."


     The Corporation's capital position remains strong with shareholders' equity at December 31, 2003 of $71.9 million representing 11.2% of total assets. Dividends paid per share of $0.75 in 2003 represent a 5.6% increase over the $0.71 paid in 2002. Based on the Corporation's average stock price in 2003, the dividend payment provided a 2.94% yield.


     At year end 2003, non-performing assets equaled $3,618,000, compared to $570,000 one year earlier. Two commercial relationships account for the majority of the increases in non-performing loans and charge-offs. Due to the increases, a provision for loan losses of $920,000 was expensed in 2003 even though loan growth remained flat. The Corporation continues to work with the borrowers to protect its interest and has allocated an additional $804,000 in loan loss reserves to these relationships. Despite this growth in non-performing assets, overall asset quality remains strong. At December 31, 2003, non-performing loans to total loans were under one percent at 0.81%, and the allowance for loan losses was 1.30% of total loans.

     American National Bankshares Inc. is the holding company of American National Bank and Trust Company, a community bank with fourteen offices in Danville, Chatham, Collinsville, Gretna, Martinsville, Henry County, and South Boston, Virginia, and Yanceyville, North Carolina. Services are also provided through eighteen ATMs, "AmeriLink" internet banking, and our 24-hour "Access American" phone banking. Banking subsidiaries include ANB Mortgage Corp. (secondary mortgage origination), ANB Investor Services (retail brokerage) and ANB Insurance Services (full-service insurance agency). Additional information is available on our website at www.amnb.com. The shares of American National Bankshares Inc. are traded on the NASDAQ National Market under the symbol "AMNB".


     This press release may contain "forward-looking statements," within the meaning of federal securities laws that involve significant risks and uncertainties. Statements herein are based on certain assumptions and analyses by the Corporation and are factors it believes are appropriate in the circumstances. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: changes in interest rates; changes in accounting principles, policies, or guidelines; significant changes in the economic scenario: significant changes in regulatory requirements; and significant changes in securities markets. Consequently, all forward-looking statements made herein are qualified by these cautionary statements and the cautionary language in the Corporation's most recent Form 10-K report and other documents filed with the Securities and Exchange Commission. American National Bankshares Inc. does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

                                          Consolidated Balance Sheets
                                American National Bankshares Inc. and Subsidiary
                                                  (In Thousands)
                                                    Unaudited
------------------------------------------------------------------------------------------------------------
                                                                                         December 31
                                                                                ----------------------------
                                                                                     2003            2002
                                                                                ------------     -----------
ASSETS

Cash and due from banks.........................................................$   16,236       $   16,757
Interest-bearing deposits in other banks........................................     1,652            6,720

Securities:
  Securities available for sale.................................................   171,376          137,046
  Securities held to maturity...................................................    36,103           26,778
                                                                                -----------      -----------
  Total securities..............................................................   207,479          163,824
                                                                                -----------      -----------

Loans held for sale.............................................................       560            1,285

Loans, net of unearned income ..................................................   406,245          406,403
Less allowance for loan losses..................................................    (5,292)          (5,622)
                                                                                -----------      -----------
  Net loans.....................................................................   400,953          400,781
                                                                                -----------      -----------

Bank premises and equipment.....................................................     7,718            8,167
Core deposit intangibles........................................................       934            1,384
Accrued interest receivable and other assets....................................     8,770            6,941
                                                                                -----------      -----------
  Total assets..................................................................$  644,302       $  605,859
                                                                                ===========      ===========

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities:
  Demand deposits -- non-interest bearing.......................................$   71,027       $   69,102
  Demand deposits -- interest bearing...........................................    69,053           62,680
  Money market deposits.........................................................    59,251           43,831
  Savings deposits..............................................................    83,031           73,410
  Time deposits.................................................................   219,326          224,539
                                                                                -----------      -----------
  Total deposits................................................................   501,688          473,562
                                                                                -----------      -----------

  Repurchase agreements.........................................................    47,035           36,155
  FHLB borrowings...............................................................    21,000           22,000
  Accrued interest payable and other liabilities................................     2,648            3,406
                                                                                -----------      -----------
  Total liabilities.............................................................   572,371          535,123
                                                                                -----------      -----------

Shareholders' equity:
  Common stock, $1 par, 10,000,000 shares authorized,
    5,660,419 shares outstanding at December 31, 2003 and
    5,780,816 shares outstanding at December 31, 2002...........................     5,660            5,781
  Capital in excess of par value................................................     9,437            9,571
  Retained earnings.............................................................    55,538           53,093
  Accumulated other comprehensive income, net...................................     1,296            2,291
                                                                                -----------      -----------
  Total shareholders' equity....................................................    71,931           70,736
                                                                                -----------      -----------
  Total liabilities and shareholders' equity....................................$  644,302       $  605,859
                                                                                ===========      ===========


                                        Consolidated Statements of Income
                                American National Bankshares Inc. and Subsidiary
                                                  (In Thousands)
                                                    (Unaudited)
---------------------------------------------------------------------------------------------------------
                                                                                Three Months Ended      Twelve Months Ended
                                                                                   December 31              December 31
                                                                                ------------------      -------------------
                                                                                  2003      2002          2003      2002
                                                                                --------  --------      --------  --------
Interest Income:
  Interest and fees on loans....................................................$  5,891  $  6,697      $ 25,228  $ 27,150
  Interest on deposits in other banks...........................................      41        78           110       248
  Income on securities:
    Federal agencies............................................................     745       518         2,365     1,942
    Mortgage-backed.............................................................     252       522         1,316     2,352
    State and municipal.........................................................     505       471         1,961     1,887
    Other investments...........................................................     263       368         1,198     1,556
                                                                                --------   -------      --------  --------
    Total interest income.......................................................   7,697     8,654        32,178    35,135
                                                                                --------   -------      --------  --------
Interest Expense:
  Interest on deposits:
    Demand......................................................................      51        83           225       417
    Money market................................................................     104       174           478       775
    Savings.....................................................................     126       246           713     1,049
    Time........................................................................   1,490     1,878         6,500     8,607
  Interest on repurchase agreements.............................................     123       157           496       634
  Interest on other borrowings..................................................     244       250           979       828
                                                                                --------   -------      --------  --------
    Total interest expense......................................................   2,138     2,788         9,391    12,310
                                                                                --------   -------      --------  --------
Net Interest Income.............................................................   5,559     5,866        22,787    22,825
Provision for Loan Losses.......................................................     255       240           920       873
                                                                                --------   -------      --------  --------
Net Interest Income After Provision
  For Loan Losses...............................................................   5,304     5,626        21,867    21,952
                                                                                --------   -------      --------  --------
Non-Interest Income:
  Trust and investment services.................................................     645       578         2,523     2,516
  Service charges on deposit accounts...........................................     622       474         2,163     1,706
  Other fees and commissions....................................................     235       196           914       816
  Mortgage banking income.......................................................      90        98           571       361
  Securities gains, net.........................................................      69        20           115        39
  Other income..................................................................     133        72           385       274
                                                                                --------   -------      --------  --------
    Total non-interest income...................................................   1,794     1,438         6,671     5,712
                                                                                --------   -------      --------  --------
Non-Interest Expense:
  Salaries......................................................................   1,611     1,578         6,844     6,519
  Pension and other employee benefits...........................................     411       311         1,814     1,471
  Occupancy and equipment.......................................................     608       626         2,513     2,460
  Core deposit intangible amortization .........................................     113       113           450       450
  Other expenses................................................................     875       920         3,490     3,385
                                                                                --------   -------      --------  --------
    Total non-interest expense..................................................   3,618     3,548        15,111    14,285
                                                                                --------   -------      --------  --------
Income Before Taxes.............................................................   3,480     3,516        13,427    13,379
Income Tax Provision............................................................   1,014     1,050         3,914     3,918
                                                                                --------   -------      --------  --------
Net Income......................................................................$  2,466   $ 2,466      $  9,513  $  9,461
                                                                                ========   =======      ========  ========

---------------------------------------------------------------------------------------------------------------------------
Net Income Per Common Share:
  Basic.........................................................................$    .44   $   .43      $   1.67  $   1.63
  Diluted.......................................................................$    .43   $   .42      $   1.65  $   1.62


Financial Highlights
American National Bankshares Inc. and Subsidiary

(Dollars in thousands, except per share data)

                                                  Three Months Ended                      Twelve Months Ended
                                                     December 31                              December 31
                                               ------------------------                 ------------------------
                                                   2003         2002      Change            2003         2002      Change
                                               -----------  -----------  --------       -----------  -----------  --------
EARNINGS
  Interest income                              $    7,697   $    8,654    (11.1)%       $   32,178   $   35,135     (8.4)%
  Interest expense                                  2,138        2,788    (23.3)             9,391       12,310    (23.7)
  Net interest income                               5,559        5,866     (5.2)            22,787       22,825      (.2)
  Provision for loan losses                           255          240      6.3                920          873      5.4
  Noninterest income                                1,794        1,438     24.8              6,671        5,712     16.8
  Noninterest expense                               3,618        3,548      2.0             15,111       14,285      5.8
  Income taxes                                      1,014        1,050     (3.4)             3,914        3,918      (.1)
  Net income                                        2,466        2,466        -              9,513        9,461       .5

PER COMMON SHARE
  Earnings per share - basic                   $      .44   $      .43      2.3 %       $     1.67   $     1.63      2.5 %
  Earnings per share - diluted                        .43          .42      2.4               1.65         1.62      1.9
  Cash dividends paid                                 .19          .18      5.6                .75          .71      5.6
  Book value                                                                                 12.71        12.24      3.8
  Closing market price                                                                       26.08        26.00       .3

FINANCIAL RATIOS
  Return on average assets                           1.54 %       1.63 %     (9)bp            1.52 %       1.63 %    (11)bp
  Return on average shareholders' equity            13.92        14.08      (16)             13.52        13.97      (45)
  Average equity to average assets                  11.04        11.58      (54)             11.27        11.64      (37)
  Net interest margin (FTE)                          3.78         4.22      (44)              3.98         4.28      (30)
  Efficiency ratio                                  47.90        47.08       82              49.74        48.44      130

PERIOD END BALANCES
  Securities                                                                            $  207,479   $  163,824     26.6 %
  Loans held for sale                                                                          560        1,285    (56.4)
  Loans - net of unearned income                                                           406,245      406,403       (-)
  Assets                                                                                   644,302      605,859      6.3
  Total deposits                                                                           501,688      473,562      5.9
  Repurchase agreement funding                                                              47,035       36,155     30.1
  FHLB borrowings                                                                           21,000       22,000     (4.5)
  Shareholders' equity                                                                      71,931       70,736      1.7

AVERAGE BALANCES
  Loans - net of unearned income               $  411,376   $  401,662      2.4 %       $  418,870   $  391,394      7.0 %
  Interest-earning assets                         615,981      579,158      6.4            598,693      556,439      7.6
  Assets                                          641,963      605,148      6.1            624,611      581,898      7.3
  Interest-bearing deposits                       427,753      408,060      4.8            422,097      401,368      5.2
  Repurchase agreement funding                     47,389       39,417     20.2             40,917       34,183     19.7
  FHLB borrowings                                  21,000       20,000     (4.5)            21,578       17,274     24.9
  Shareholders' equity                             70,888       70,097      1.1             70,367       67,709      3.9

CAPITAL
  Average shares outstanding - basic            5,662,664    5,781,496     (2.1)%        5,702,625    5,800,302     (1.7)%
  Average shares outstanding - diluted          5,725,481    5,847,305     (2.1)         5,764,127    5,850,349     (1.5)
  Shares repurchased                               10,000        5,000                     125,000       45,100
  Average price of shares repurchased          $    25.61   $    26.05                  $    25.03   $    23.26

ALLOWANCE FOR LOAN LOSSES
  Beginning balance                            $    6,067   $    5,574      8.8 %       $    5,622   $    5,334      5.4 %
  Provision for loan losses                           255          240      6.3                920          873      5.4
  Charge-offs                                      (1,040)        (241)   331.5             (1,457)        (740)    96.9
  Recoveries                                           10           49    (79.6)               207          155     33.5
                                               -----------  -----------   ------        -----------  -----------   ------
  Ending balance                               $    5,292   $    5,622     (5.9)%       $    5,292   $    5,622     (5.9)%



Financial Highlights
American National Bankshares Inc. and Subsidiary

(Dollars in thousands, except per share data)

                                                  Three Months Ended                      Twelve Months Ended
                                                     December 31                              December 31
                                               ------------------------                 ------------------------
                                                   2003         2002      Change            2003         2002      Change
                                               -----------  -----------  --------       -----------  -----------  --------

COMPOSITION OF RISK ASSETS
  Nonperforming loans:
    90 days past due                                                                    $       53   $      239    (77.8)%
    Nonaccrual                                                                               3,262          301    983.7
  OREO                                                                                         303           30    910.0
                                                                                        -----------  -----------   ------
  Nonperforming assets                                                                  $    3,618   $      570    534.7

ASSET QUALITY RATIOS **
  Nonperforming loans to total loans                                                           .81 %        .13 %     68 bp
  Allowance for loan losses to total loans                                                    1.30         1.38       (8)
  Allowance for loan losses
    to nonperforming loans                                                                    1.60 X      10.41 X   (881)


Notes:

  bp - Change is measured as difference in basis points
  ** - Balance sheet amounts used in calculations are based on period end balances
